Exhibit 10.85

THIS DEBENTURE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE. THIS DEBENTURE DOES NOT REQUIRE PHYSICAL SURRENDER HEREOF IN ORDER TO EFFECT A PARTIAL PAYMENT, REDEMPTION OR CONVERSION HEREOF. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS DEBENTURE MAY BE LESS THAN THE PRINCIPAL AMOUNT SHOWN BELOW.

VIRAL GENETICS, INC.

UNSECURED CONVERTIBLE DEBENTURE

San Marino, California

Issue Date: July 31, 2012

FOR VALUE RECEIVED, VIRAL GENETICS, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of the Dr Robert Siegel, or his permitted successors or assigns (the "Holder") the Principal (as hereinafter defined), in same day funds, on or before December 31, 2012 (the "Maturity Date"). The Holder may convert amounts of this Debenture into shares ("Conversion Shares") of the Company's common stock, par value $0.0001 per share (the "Common Stock"), on the terms and subject to the conditions set forth herein.

The Principal shall be equal to the sum of (a) Seventy five thousand dollars ($ 75,000), to be delivered in cash to Holder prior to execution hereof. The Company's obligations under the Debenture, including without limitation its obligation to make payments of principal thereof, are unsecured.

1.              DEFINITIONS.

"Conversion Price" means .0025 per Unit.

"Default Interest Rate" means fourteen percent (14%).

"Person" means any individual, corporation, trust, association. company, partnership, joint venture, limited liability company, joint stock company, or other entity.

"Trading Day" means 'a day on which shares of Common Stock is quoted for trading on a recognized stock market.

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"Unit" means a Unit of Common Shares.

All definitions contained in this Debenture are equally applicable to the singular and plural forms of the terms defined. The words "hereof', "herein" and "hereunder" and words of similar import referring to this Debenture refer to this Debenture as a whole and not to any particular provision of this Debenture.

2.              PAYMENT.

(a)              Payment. The Company shall pay to the Holder, in cash on or before the Maturity Date, the original principal amount of this Debenture; provided, that if the Maturity Date is not a Trading Day, such payment shall be made on the next succeeding Trading Day. The Payment that is due and which is not paid on the Maturity Date shall bear interest until paid at the Default Interest Rate.

3.              CONVERSION,

(a)              Right to Convert. Subject to the conditions and limitations specifically provided herein, the Holder shall have the right to convert, at any time and from time to time after the Issue Date, all or any part of the outstanding and unpaid principal amount and interest of this Debenture into such number of Units as is determined in accordance with the terms hereof (a "Conversion").

(b)              Conversion Notice. In order to convert principal of this Debenture, the Holder shall send by facsimile transmission, at any time prior to 5:00 p.m., Pacific Time, on the Trading Day on which the Holder wishes to effect such Conversion (the "Conversion Date"), a properly completed notice of conversion to the Company, in the form set forth on Annex I hereto, stating the amount of principal and interest to be converted and a calculation of the number of Units issuable upon such Conversion (a "Conversion Notice"). The Conversion Notice shall also state the name or names (if not the Holder) in which the Units that are issuable on such Conversion shall be issued. The Holder shall not be required to physically surrender this Debenture to the Company in order to effect a Conversion, unless such Conversion would represent payment in full of the Debenture. The Company shall maintain a record showing, at any given time, the unpaid principal amount of this Debenture and the date of each Conversion or other payment of principal hereof.

(c)              Number of Conversion Shares: Conversion Price. The number of Units to be delivered by the Company pursuant to a Conversion shall be equal to the principal amount of and this Debenture being converted divided by the Conversion Price.

(d)              Delivery of Units Upon Conversion. Upon receipt of a Conversion Notice, the Company shall, no later than the close of business on the fifth (5th) Trading Day following the Conversion Date set forth in such Conversion Notice (the "Delivery Date"), issue and deliver or cause to be delivered to the Holder the Units determined pursuant to paragraph 3(c) above. The Company shall effect delivery of Units to the Holder no later than the close of business on such Delivery Date. If any Conversion would create a fractional Units, such fractional Units shall be disregarded and the number of Units issuable upon such Conversion, in the aggregate, shall be the nearest whole number of Units.

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4.              MISCELLANEOUS.

(a)              Failure to Exercise Rights not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof. All rights and remedies of the Holder hereunder are cumulative and not exclusive of any rights or remedies otherwise available.

(b)              Notices. Any notice, demand or request required or permitted to be given by the Company or the Holder pursuant to the terms of this Debenture shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Trading Day, in which case such delivery will be deemed to be made on the next succeeding Trading Day and (ii) on the next Trading Day after timely delivery to an overnight courier, addressed as follows:

If to the Company:

Viral Genetics, Inc.

2290 Huntington Drive, Suite 100

San Marino, CA 92084

Tel: 626-334-5310

Fax: 626-334-5324

If to the Holder:

Dr. Robert Siegel

Tel: 917-842-6975

Email: robertsiegel@va.gov

(c)              Amendments. No amendment, modification or other change to, or waiver of any provision of, this Debenture may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the Holder.

(d)              Conversion at Maturity. At any time on or after the Maturity Date, the Company may force Conversion of any remaining unpaid principal and interest on the terms and conditions described in Section 3 herein.

(e)              Transfer of Debenture. The Holder may sell, transfer or otherwise dispose of all or any part of this Debenture (including without limitation pursuant to a pledge) to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act and applicable state securities laws, or is exempt from registration thereunder. From and after the date of any such sale, transfer or disposition, the transferee hereof shall be deemed to be the holder of a Debenture in the principal amount acquired by such transferee, and the Company shall, as promptly as practicable, issue and deliver to such transferee a new Debenture identical in all respects to this Debenture, in the name of such transferee. The Company shall be entitled to treat the original Holder as the holder of this entire Debenture unless and until it receives written notice of the sale, transfer or disposition hereof.

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(f)              Lost or Stolen Debenture. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Debenture, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Debenture, if mutilated, the Company shall execute and deliver to the Holder a new Debenture identical in all respects to this Debenture.

(g)              Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed entirely within the State of California.

(h)              Successors and Assigns. The terms and conditions of this Debenture shall inure to the benefit of and be binding upon the respective successors (whether by merger or otherwise) and permitted assigns of the Company and the Holder. The Company may not assign its rights or obligations under this Debenture except as specifically required or permitted pursuant to the terms hereof.

(i)              Usury. This Debenture is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Company is permitted by applicable law to contract or agree to pay. If by the terms of this Debenture, the Company is at any time required or obligated to pay interest hereunder at a rate in excess of such maximum rate, the rate of interest under this Debenture shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Debenture.

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed in its name by its duly authorized officer on the date first above written.

VIRAL GENETICS, INC.

By: /s/ Haig Keledjian

       Name: Haig Keledjian

       Title: President

DR ROBERT SIEGEL

By: /s/ Robert Siegel

       Name: Robert Siegel

       Title: Investor

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ANNEX I

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal of and/or interest accrued on the Unsecured Convertible Debenture (the "Debenture") issued by VIRAL GENETICS, INC. (the "Corporation") into Units of the Company according to the terms and conditions of the Debenture. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Debenture.

Date of Conversion:______________________________

Principal Amount of

Debenture to be Converted:________________________

Amount of Interest

to be Converted:_________________________________

Number of Units to be Issued:________________________

Name of Holder: Robert Siegel

Address: 81 Cedar Ave.

                 Pleasantville, NY 10570

                 _______________________________________

Signature: /s/ Robert Siegel

                   Name:

                   Title:

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